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                                                                    EXHIBIT 10.4

                          EDUTREK INTERNATIONAL, INC.
                      NON-QUALIFIED STOCK OPTION AGREEMENT

       THIS NON-QUALIFIED STOCK OPTION AGREEMENT ("Option Agreement") made and entered into this_____ day of _____________, 199__ by and between EduTrek International, Inc. (the "Company") and ___________________ ("Participant");

                              W I T N E S S E T H:

       The Board of Directors of the Company has adopted that certain 1997 Incentive Plan (the "Plan"), a copy of which is attached hereto as Exhibit "A" and incorporated herein by reference. Pursuant to the terms of the Plan and in consideration of the efforts of Participant on behalf of the Company, the Board of Directors has selected Participant to participate in the Plan and desires to grant to Participant certain stock options to purchase shares of the Company's authorized Class A Common Stock, without par value ("Stock"), subject to the terms and conditions hereinafter set forth.

       NOW, THEREFORE, in consideration of the mutual promises, agreements and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                      1.  INCORPORATION OF PLAN PROVISIONS

       This Option Agreement is subject to and is to be construed in all respects in a manner which is consistent with the terms of the Plan, the provisions of which are hereby incorporated by reference into this Option Agreement. Unless specifically provided otherwise, all terms used in this Option Agreement shall have the same meaning as in the Plan.

                              2.  GRANT OF OPTION

       Subject to the further terms and conditions of this Option Agreement, Participant is hereby granted a stock option to purchase _____________ shares of Stock, effective as of the date first written above.


                                3.  OPTION PRICE

       The Board of Directors has determined that the price for each share of Stock purchased under this Option Agreement shall be $___________.
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                     4.  VESTING AND EXPIRATION OF OPTIONS

       The option to acquire Stock pursuant to this Option Agreement shall vest as to ________ shares of Stock on each of the first, second, third, fourth and fifth anniversary dates hereof. The option shall lapse and shall not be exercisable, and this Option Agreement shall terminate (to the extent not previously fully exercised) upon the first to occur of the following:

               (a)      __________________, 200__ (the tenth anniversary of the
date of grant of the option);

               (b) The date which is three (3) months following the date which Participant ceases his association with the Company or any subsidiary of the Company, otherwise than as a result of Participant's death, total disability or retirement; or

               (c) The date which is the third anniversary of the date upon which Participant ceases his association with the Company, or any subsidiary of the Company, by reason of Participant's death, total disability or retirement.

                             5.  EXERCISE OF OPTION

       Unless options hereunder shall earlier lapse or expire pursuant to
Article 4 hereof, this option may be exercised with respect to the aggregate number of shares subject to this Option Agreement which are vested at any time after the first anniversary of the date hereof.

       To the extent such options become exercisable in accordance with the foregoing, Participant may exercise this stock option, in whole or in part, from time to time. The option exercise price may be paid by Participant either in cash, or, in the event that an organized trading market in the Stock exists on the date of exercise of the option, by surrender of Stock held by Participant (provided that such shares have been owned by Participant for more than six months on the date of surrender).

       For the purposes of this Article 5, an "organized trading market" shall be deemed to exist on the date of exercise of the option if: (a) the Stock is listed on a national securities exchange, or (b) the Stock has been quoted on the Nasdaq Stock Market ("Nasdaq") for the 15 trading days preceding the date of exercise of the option, or (c) bid and asked quotations for the Stock have been published by the National Quotation Bureau or other recognized inter-dealer quotation publication (other than Nasdaq) during 20 of the 30 trading days preceding the date of exercise of the option. In the event that an organized trading market for the Stock exists on the date of exercise of the option, Participant shall be given credit against the option exercise price hereunder for such shares surrendered equal to the average of the high "bid" and low "asked" price quotations on the day of exercise of the option, or, if there were no price quotations for such date, on the date next preceding such date on which there were high "bid" and low "asked" price quotations for the Stock.

                             6.  MANNER OF EXERCISE

       This stock option may be exercised by written notice to the Secretary of the Company specifying the number of shares to be purchased and signed by Participant or such other person who may be entitled to acquire Stock under this Option Agreement. If any such notice is signed by a





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person other than Participant, such person shall also provide such other information and documentation as the Secretary of the Company may reasonably require to assume that such person is entitled to acquire Stock under the terms of the Plan and this Option Agreement. After receipt of the notice and any other assurances requested by the Company under this Article 6, and upon receipt of the full option price, the Company shall issue to the person giving notice of exercise under this Option Agreement the number of shares specified in such notice.

                      7.  RESTRICTIONS ON TRANSFERABILITY

       The stock option granted hereunder shall not be transferable by Participant otherwise than by will or by the laws of descent and distribution, and such stock option shall be exercisable during Participant's lifetime only by Participant.

             8.  FURTHER RESTRICTIONS ON EXERCISE AND SALE OF STOCK

       Participant acknowledges and understands that the Stock subject to this Option Agreement is not registered under the Federal Securities Act of 1933, as amended ("Federal Act") or under the Georgia Securities Act of 1973, as amended (the "State Act"). Each option shall be subject to the requirement that if at any time the Board of Directors shall determine, in its discretion, that the listing, registration or qualification of the shares subject to such option upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such option or the issue or purchase of shares thereunder, such option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors. The costs of any such listing, registration, qualification, consent or approval shall be paid by the Company.
Alternatively, the Company shall not permit any exercise of this stock option unless it receives such representations, factual assurances, and legal opinions as it may deem necessary to determine and document the availability of an exemption from registration under both the Federal Act and the State Act with respect to any particular issuance of shares under this Option Agreement. Further, the Board of Directors shall require that Stock issued in respect of any exercise of this stock option shall bear such restrictions on further transfer as shall be necessary to insure the availability of any exemption so claimed.

                               9.  REORGANIZATION

       In the event that dividends are payable in Stock or in the event there are splits, subdivisions or combinations of shares of Stock, the number of shares available under the Plan shall be increased or decreased proportionately, as the case may be, and the number of shares deliverable upon the exercise thereafter of any Option theretofore granted shall be increased or decreased proportionately, as the case may be, without change in the aggregate purchase price.

       In case the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, or in case the property or stock of the Company is acquired by another corporation, or in case of a separation, reorganization, recapitalization or liquidation of the Company, the Board of Directors of the Company, or the Board of Directors of any corporation assuming the obligations of the Company hereunder, shall either (i) make appropriate provision for the protection of any outstanding Options by the substitution on an equitable basis of appropriate





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stock of the Company, or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect to the shares of Stock, provided only that the excess of the aggregate fair market value of the shares subject to option immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the shares subject to option immediately before such substitution over the purchase price thereof.

       IN WITNESS WHEREOF, the Company has caused this Option Agreement to be executed by a member of the Board of Directors or a designated committee thereof, or a duly authorized officer of the Company, and Participant has executed this Option Agreement as of the date first written above.

                                        EDUTREK INTERNATIONAL, INC.


                                        By: _______________________________

                                        Its: ______________________________



                                        "PARTICIPANT"


                                        ___________________________________





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